SUNAMERICA SERIES TRUST

American Funds Global Growth SAST Portfolio

Supplement to the Summary Prospectus Dated April 30, 2012

Effective September 1, 2012.

In the “PORTFOLIO SUMMARY” under the heading “Investment Advise,” for the American Funds Global Growth SAST Portfolio with respect to the portfolio manager disclosure for the Master Global Growth Fund of Capital Research and Management Company (“Capital Research”), all reference to Robert W. Lovelace is deleted in its entirety.

Date: August 10, 2012